Exhibit 99.1

VENTURE TRACK, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 2015 and 2014

Venture Track, Inc.
Table of Contents

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Venture Track, Inc.

We have audited the accompanying balance sheets of Venture Track. Inc. as of December 31. 2015 and 2014, and the related statements of operations, stockholders' equity (deficit) and cash flows for the year ended December 31. 2015 and the period from February 28, 2014 (inception) through December 31, 2014. Venture Track's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion. the financial statements referred to above present fairly, in all material respects, the financial position of Venture Track, Inc. as of December 31, 2015 and 2014. and the results of its operations and its cash flows for the year ended December 31, 2015 and the period from February 28, 2014 (inception) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements. the Company's absence of significant revenues, recurring losses from operations, and its need for additional financing in order to fund its projected loss in 2016 raise substantial doubt about its ability to continue as a going concern. The 2015 financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ LBB & Associates Ltd., LLP

LBB & Associates Ltd., LLP

Houston, Texas

May 18, 2016

10260 WESTHEIMER ROAD, SUITE 310    ●      HOUSTON, TEXAS 77042    ●     TEL: (713) 800-4343    ●     FAX: (713) 456-2408

Venture Track, Inc.

BALANCE SHEETS

As of December 31, 2015 and 2014

	December 31, 2015	December 31, 2014
ASSETS

CURRENT ASSETS:

Cash and cash equivalents	$452	$518

Total Current Assets	452	518

Intangible assets, net of accumulated amortization of $5,365 and $4,691, respectively	31,169	16,843

TOTAL ASSETS	$31,621	$17,361

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:

Advances from affiliate	$–	$100,000
Accrued expenses	–	9,136

Total Current Assets	–	109,136

TOTAL LIABILITIES	–	109,136

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock, $0.00001 par value, 10,000,000 shares authorized, 1,625,000 and 1,500,000 shares issued and outstanding as of December 31, 2015 and 2014, respectively	16	15
Additional paid in capital	141,933	–
Accumulated deficit	(110,328)	(91,790)
Total Stockholders’ Equity (Deficit)	31,621	(91,775)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$31,621	$17,361

The accompanying notes are an integral part of these financial statements.

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Venture Track, Inc.

STATEMENTS OF OPERATIONS

For the year ended December 31, 2015 and for the period from
February 28, 2014 (Inception) through December 31, 2014

	Year ended December 31, 2015	Inception through December 31, 2014

EXPENSES

General Administrative	$10,740	$82,654

TOTAL EXPENSES	10,740	82,654

Loss from operations	(10,740)	(82,654)

OTHER EXPENSES

Interest Expense	(7,798)	(9,136)

NET LOSS	$(18,538)	$(91,790)

NET LOSS PER SHARE:
BASIC AND DILUTED	$(0.01)	$(0.08)

WEIGHTED AVERAGE SHARES OUTSTANDING:
BASIC AND DILUTED	1,539,781	1,133,242

The accompanying notes are an integral part of these financial statements

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Venture Track, Inc.

STATEMENTS OF CASH FLOWS

For the year ended December 31, 2015 and for the period from
February 28, 2014 (Inception) through December 31, 2014

	Year ended December 31, 2015	Inception through December 31, 2014
CASH FLOWS USED IN OPERATING ACTIVITIES
Net loss	$(18,538)	$(91,790)
Adjustments to reconcile net loss to cash provided by operating activities:
Amortization	674	4,691
Accrued expenses	7,798	9,136
Stock-based compensation	–	15

Net Cash Used in Operating Activities	(10,066)	(77,948)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	–	(21,534)
Net Cash Used in Investing Activities	–	(21,534)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances from affiliate	10,000	100,000
Net Cash Provided by Financing Activities	10,000	100,000

NET CHANGE IN CASH	(66)	518

CASH – BEGINNING	518	–

CASH – ENDING	$452	$518

Supplemental Cash Flow Information:
Cash paid for:
Interest	$–	$–
Income taxes	$–	$–

Supplemental disclosures of non-cash transactions:
Common stock for advances	$110,000	$–
Common stock for intangible assets	$15,000	$–
Forgiveness of debt	$16,934	$–

The accompanying notes are an integral part of these financial statements

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Venture Track, Inc.

STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
For the year ended December 31, 2015 and for the period from
February 28, 2014 (Inception) through December 31, 2014

	Common Stock		Additional Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

Common shares issued to founders	1,500,000	$15	$–	$–	$15

Net loss	–	–	–	(91,790)	(91,790)

Balance, December 31, 2014	1,500,000	15		(91,790)	(91,775)

Issuance of common stock for advances	110,000	1	109,999	–	110,000

Shares issued for intangible assets	15,000	–	15,000	–	15,000

Forgiveness of debt	–	–	16,934	–	16,934

Net loss	–	–	–	(18,538)	(18,538)

Balance, December 31, 2015	1,625,000	$16	$141,933	$(110,328)	$31,621

The accompanying notes are an integral part of these financial statements

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Venture Track, Inc.

 Notes to the Financial Statements

For the year ended December 31, 2015 and for the period from
February 28, 2014 (Inception) through December 31, 2014

Note 1 - Organization, Description of Business, and Basis of Accounting

Business Organization

The Company was incorporated as Songstress, Inc. on February 28, 2014. On May 13, 2015, the Company changed its name to Scoocher, Inc. On February 10, 2016, the Company changed its name to Venture Track, Inc. The business built and launched a proprietary Content Monetization Engine that provides the music industry with a safe, simple and reliable platform to monetize new and existing content on the Internet.

Accounting Basis

These financial statements have been prepared on the accrual basis of accounting following generally accepted accounting principles of the United States of America consistently applied. The Company’s fiscal year end is December 31.

Cash and Cash Equivalents

For Statement of Cash Flows purposes, the Company considers all cash on hand and in banks, certificates of deposit and other highly-liquid investments with original maturities of three months or less, when purchased, to be cash and cash equivalents. There were no cash equivalents at December 31, 2015 and 2014.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

Except for rules and interpretive releases of the SEC under authority of federal securities laws and a limited number of grandfathered standards, the FASB Accounting Standards CodificationTM (“ASC”) is the sole source of authoritative GAAP literature recognized by the FASB and applicable to the Company. Management has reviewed the aforementioned rules and releases and believes any effect will not have a material impact on the Company's present or future consolidated financial statements.

At the year ended December 31, 2015, the Company has adopted Accounting Standards Update (“ASU”) No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. The adoption of this ASU allows the Company to remove the inception to date information and all references to development stage.

Dividends

The Company has not yet adopted a policy regarding the payment of dividends.

Earnings (Loss) per Share

Basic earnings (loss) per share is computed by dividing the net income (loss) available to common shareholders by the weighted-average number of common shares outstanding during the respective period presented in our accompanying financial statements.

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Venture Track, Inc.

 Notes to the Financial Statements

For the year ended December 31, 2015 and for the period from
February 28, 2014 (Inception) through December 31, 2014

Note 1 - Organization, Description of Business, and Basis of Accounting (Continued)

Intangible Assets

The Company’s intangible assets, which are recorded at cost, consist primarily of the unamortized cost basis of issued and pending patents and domain cost. These assets are being amortized on a straight line basis over their estimated useful lives. The Company continually evaluates the amortization period and carrying basis of intangible assets to determine whether subsequent events and circumstances warrant a revised estimated useful life or impairment in value. To date, no such impairment has occurred. To the extent such events or circumstances occur that could affect the recoverability of our intangible assets, we may incur changes for impairment in the future.

Revenue Recognition Policy

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collection is probable. The Company has not recorded any revenue for years ended 2015 and 2014.

Income Taxes

The Company uses the asset and liability approach for accounting for income taxes, whereby deferred income taxes are recognized for the tax consequences in future years of differences in the tax bases of assets and liabilities and their financial reporting amounts based on enacted laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, if necessary, to reduce deferred tax assets to the amount expected to be realized. No material uncertain tax positions were identified during 2015 or 2014. The Company believes that its’ income tax filing positions and deductions will more-likely-than-not be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company’s financial condition, results of operations or cash flows. Therefore, no reserves for uncertain income tax positions have been recorded. The Company is no longer subject to income tax examinations by the U.S federal, state, or local tax authorities for years before 2013. At December 31, 2015, a fully deferred tax asset valuation allowance has been provided and no deferred tax asset benefit has been recorded.

Concentrations of Risk

The Company does not have any concentration of risks as of December 31, 2015.

Software Development Costs

Software development costs include payments made to independent software developers under development arrangements primarily for the development of our smart-phone mobile applications (“Apps”). Software development costs are capitalized once technological feasibility of a product is established and it is determined that such costs should be recoverable against future revenues. For products where proven technology exists, this may occur early in the development cycle. Technological feasibility is evaluated on a product-by-product basis. Amounts related to software development that are not capitalized are charged immediately to product research and development costs.

Commencing upon the related product’s release, capitalized software development costs are amortized to cost of sales based upon the higher of (i) the ratio of current revenue to total projected revenue or (ii) the straight-line method. The recoverability of capitalized software development costs is evaluated based on the expected performance of the specific products for which the costs relate. The following criteria are used to evaluate expected product performance: historical performance of comparable products using comparable technology and orders for the product prior to its release. Software development costs are included in intangible costs.

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Venture Track, Inc.

 Notes to the Financial Statements

For the year ended December 31, 2015 and for the period from
February 28, 2014 (Inception) through December 31, 2014

Note 1 - Organization, Description of Business, and Basis of Accounting (Continued)

Software Development Costs (Continued)

Significant management judgments and estimates are utilized in the assessment of when technological feasibility is established, as well as in the ongoing assessment of the recoverability of capitalized costs. If revised forecasted or actual product sales are less than and/or revised forecasted or actual costs are greater than the original forecasted amount utilized in the initial recoverability analysis, the net realizable value may be lower than originally estimated in any given quarter, which could result in an impairment charge.

Note 2 - Going Concern Uncertainty

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. At December 31, 2015 and 2014, the Company had accumulated losses of $110,328 and $91,790, respectively. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s continued existence is dependent upon its ability to generate sufficient cash flows from operations to support its daily operations as well as provide sufficient resources to retire existing liabilities and obligations on a timely basis. It is the intent of management and significant stockholders to provide sufficient working capital necessary to support and preserve the integrity of the corporate entity. However, no formal commitments or arrangements to advance or loan funds to the Company or repay any such advances or loans exist.

Note 3 - Intangible Assets, net

Intangible assets includes domain cost, software development and patent costs related to the creation of the Company's patent and costs related to the application of patents. The Company periodically evaluates the recoverability of these costs and writes off the unamortized cost if it is determined that value no longer exists.

	2015	2014

Domain Costs	$6,163	$6,163

Software Development	15,000	–

Patent Cost	15,371	15,371

Less: accumulated amortization	(5,365)	(4,691)

Intangible assets, net	$31,169	$16,843

Amortization expense on intangible assets was $674 and $4,691 for the years ended December 31, 2015 and 2014, respectively. The domain costs are amortized based on one or two year terms of their subscription renewals. Software development cost will be amortized over an estimated useful life of three years. The patent costs will be amortized, at such time the patents have been issued, over the life of the patent.

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Venture Track, Inc.

 Notes to the Financial Statements

For the year ended December 31, 2015 and for the period from
February 28, 2014 (Inception) through December 31, 2014

Note 4 - Income Tax

The provision for Federal income tax consists of the following:

	2015	2014

Federal income tax attributable to:
Current operations at statutory rate (34%)	$6,303	$31,208
Less: change in valuation allowance	(6,303)	(31,208)
Current provision for federal Income tax	$–	$–

Deferred tax assets	2015	2014

Net operating loss carryforward	$37,511	$31,208
Less: valuation allowance	(37,511)	(31,208)
Net deferred tax assets	$–	$–

At December 31, 2015 and 2014, respectively, The Company has net operating loss carryforwards of approximately $110,328 and $91,790 for federal income tax purposes, which expires beginning in 2034.

Note 5 - Related Party Transactions

In 2014, the Company received advances of $100,000 from an affiliate of the Company. In 2015, the Company received an additional $10,000 in advances. These advances have an interest rate of 12% per annum. As of December 31, 2015 and 2014, the interest accrued is $0 and $9,136, respectively. On August 21, 2015, the Company issued 110,000 shares of common stock for the advances and the interest was forfeited.

Note 6 - Consulting Fees

The Company paid $8,427 and $76,592 for consulting services to the president of Venture Track, Inc. for the year ended December 31, 2015 and for the period from February 28, 2014 through December 31, 2014, respectively.

Note 7 - Capital Stock

The Company has 10,000,000 common shares authorized at a par value of $0.00001. At December 31, 2015 and 2014, there were 1,625,000 and 1,500,000 shares issued and outstanding, respectively. The Company has no other classes of shares authorized for issuance.

On March 31, 2014, the Company ratified and affirmed the Certificate of Incorporation, adopted the bylaws and sold 1,400,000 shares of Common Stock to the president of Venture Track, Inc., and 100,000 shares to a service provider, for a total of $15.

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Venture Track, Inc.

 Notes to the Financial Statements

For the year ended December 31, 2015 and for the period from
February 28, 2014 (Inception) through December 31, 2014

Note 7 - Capital Stock (Continued)

On August 21, 2015, the Company issued 110,000 shares of common stock for advances of $110,000 and the affiliate of the Company forfeited a total of $16,934 of interest accrued.

During 2015, the Company issued 15,000 shares of common stock for software development valued at $15,000.

Note 8 - Subsequent Events

On February 9, 2016, the Company purchased from an affiliate of the Company, all rights, title and interest in and to the development of the apps and the business plan of Venture Track, in exchange for the issuance of 1,400,000 shares of Common Stock.

The Company has evaluated subsequent events through May 18, 2016.

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